Exhibit 10.10

FIRST AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

BR CARROLL LANSBROOK JV, LLC

THIS FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT (this “First Amendment”) is made as of July 8, 2016 (the “Effective Date”) by the undersigned Members, constituting the necessary vote, of BR CARROLL LANSBROOK JV, LLC, a Delaware limited liability company (the “Company”).

RECITALS

WHEREAS, the Members are parties to that certain Limited Liability Company Agreement of the Company dated as of February 12, 2014 (as previously amended, the “Limited Liability Company Agreement”);

WHEREAS, in connection with the refinancing of the existing loan obtained by BR Carroll Lansbrook, LLC, a Delaware limited liability company (“Owner”), of which the Company is the sole member thereof, the Owner has agreed to enter into certain new loan documents with Walker & Dunlop, LLC, a Delaware limited liability company.

WHEREAS, in accordance with the terms of the existing Limited Liability Company Agreement and governing law, the Members have agreed to amend the Limited Liability Company Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants, and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Members hereby covenant and agree as follows:

1.	The Limited Liability Company Agreement is hereby amended whereby the current definition of “Loan” in Section 1 is hereby deleted and restated in its entirety as follows:

““Loan” shall mean the loan in the initial principal amount of $57,190,000.00 made the Lender which is secured by the Property, together with any supplemental loan obtained from such Lender in connection with the acquisition by the Company or any Subsidiary of the Company of additional condominium units.”

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2.	The Limited Liability Company Agreement is hereby amended whereby the following definition of “Lender” shall be added to Section 1 as follows:

“Lender” shall mean Walker & Dunlop, LLC, a Delaware limited liability company, which shall subsequently assign the Loan to the Federal National Mortgage Association, otherwise known as Fannie Mae, including its successors and assigns.”

3.	The Limited Liability Company Agreement is hereby amended whereby the following notice address for Bluerock is added to Section 16.1(a) thereof: “Kaplan Voekler Cunningham & Frank PLC, 1401 East Cary Street, Richmond, VA 23219, Attn: S. Edward Flanagan, Esq.”

4.	This First Amendment shall be effective as of the Effective Date.

5.	The defined terms provided herein shall have the same meanings as set forth in the Limited Liability Company Agreement unless otherwise defined herein.

6.	This First Amendment shall be deemed to amend the Limited Liability Company Agreement and to the extent of any conflict therewith, supersedes the provisions thereof. All remaining terms and conditions of the Limited Liability Company Agreement shall otherwise remain in full force and effect, and the Member hereby ratifies and confirms the Limited Liability Company Agreement, as hereby amended, in all respects.

7.	Any signature may be executed by facsimile which shall be deemed an original.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the Effective Date.

MEMBER:	BR LANSBROOK JV MEMBER, LLC,
a Delaware limited liability company

	By:	BRG Lansbrook, LLC,
a Delaware limited liability company
	Its:	Sole Member & Manager

		By:	Bluerock Residential Holdings, L.P.,
a Delaware limited partnership,
its sole member

			By:	Bluerock Residential Growth REIT, Inc.,
a Maryland corporation,
its general partner

				By:	/s/ Michael L. Konig
				Name:	Michael L. Konig
				Title:	Secretary, Chief Operating Officer
and General Counsel

[Signature Page of First Amendment to Limited Liability Company Agreement of

BR Carroll Lansbrook JV, LLC]

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MEMBER:	CARROLL LANSBROOK JV MEMBER, LLC,
a Georgia limited liability company

	By:	MPC Lansbrook Investmetns, LLC, a Georgia limited liability company, its manager

	By:	/s/ Josh Champion
	Name:	Josh Champion
	Title:	Vice President

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